                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                    TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP

                          Supplement dated May 1, 2008
                      to the Prospectus dated May 1, 2008

     A proposal to reorganize Transamerica Capital Guardian Global VP into Transamerica Templeton Global VP will be submitted for approval by shareholders of Transamerica Capital Guardian Global VP at a meeting anticipated to be held in the fourth quarter of 2008. Each portfolio is a series of Transamerica Series Trust and is managed by Transamerica Asset Management, Inc.

     The reorganization is subject to the satisfaction of certain conditions, including approval by Transamerica Capital Guardian Global VP shareholders. If approved by the shareholders of Transamerica Capital Guardian Global VP, the reorganization is expected to close as soon as possible thereafter. Each portfolio's Trustees approved the proposed reorganization and determined that it is in the best interests of the shareholders of both portfolios. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

                           TRANSAMERICA SERIES TRUST

                  TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

                       Supplement dated May 1, 2008
                    to the Prospectus dated May 1, 2008

     Transamerica Capital Guardian U.S. Equity VP will reorganize into Transamerica Van Kampen Large Cap Core VP. Each portfolio is a series of Transamerica Series Trust and its shares are offered in the Prospectus dated May 1, 2008. The reorganization is subject to the satisfaction of certain conditions, and is expected to close in the fourth quarter of 2008.

     Each portfolio's Trustees approved the reorganization and determined that it is in the best interests of the shareholders of both portfolios. The reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

     Each portfolio is managed by Transamerica Asset Management, Inc. Transamerica Van Kampen Large Cap Core VP is sub-advised by Morgan Stanley Investment Management Inc. (doing business as "Van Kampen"), 522 Fifth Avenue, New York, NY 10036. The Trustees of Transamerica Capital Guardian U.S. Equity VP have approved a new sub-advisory agreement with Van Kampen. Immediately prior to the closing of the reorganization, Van Kampen will replace Capital Guardian Trust Company as the sub-adviser to Transamerica Capital Guardian U.S. Equity VP.

     Transamerica Van Kampen Large Cap Core VP is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton and Jason Yeung, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen, and James Warwick and Devin Armstrong, each an Executive Director of Van Kampen. Dennis Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

     Please see the Prospectus dated May 1, 2008 for Transamerica Van Kampen Large Cap Core VP and for additional information regarding this portfolio's investment objectives, risks, charges and expenses.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                              TCGG-1    Transamerica Capital Guardian Global VP
                                            TCGUSE-1    Transamerica Capital Guardian U.S. Equity VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                                TE-1    Transamerica Equity VP
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                              TIMG-1    Transamerica International Moderate Growth VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.


------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.


------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianGlobal VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers. Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      TST
                 TCGG-1 Transamerica Capital Guardian Global VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                 TCGG-2 Transamerica Capital Guardian Global VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                             1 YEAR   5 YEARS   LIFE OF FUND*
                             ------   -------   -------------
Initial Class                 6.31%   15.36%         7.05%
Service Class                 6.10%      N/A        15.46%
Morgan Stanley Capital
  International World Index   9.57%   17.53%         7.22%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

                                      TST
                 TCGG-3 Transamerica Capital Guardian Global VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $394      $693      $1,543
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - TERRY BERKEMEIER is a Senior Vice President of Capital Guardian with U.S. equity portfolio management responsibilities, and a Senior Vice President of Capital International Limited with portfolio management responsibilities for the U.S. equity portion of Australian, U.K., and European global accounts. He joined the Capital organization in 1992.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S.

                                      TST
                 TCGG-4 Transamerica Capital Guardian Global VP core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                 TCGG-5 Transamerica Capital Guardian Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  13.69   $  12.88   $  11.66     $   8.49
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.08       0.11       0.11       0.08         0.05
Net realized and unrealized gain (loss)                           0.53       1.43       1.17       1.18         3.14
                                                              --------------------------------------------------------
Total operations                                                  0.61       1.54       1.28       1.26         3.19
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.36)     (0.06)     (0.04)       (0.02)
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.04)     (5.00)     (0.47)     (0.04)       (0.02)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.80   $  10.23   $  13.69   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.31%     14.32%     10.18%     10.88%       37.60%
NET ASSETS END OF PERIOD (000's)                              $193,197   $216,762   $210,441   $409,831     $271,610
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.10%      1.10%        1.14%
Net investment income (loss), to average net assets(e)            0.78%      0.91%      0.86%      0.65%        0.48%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.20   $  13.67   $  12.88   $  11.66     $   8.76
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.08       0.07       0.05        (0.01)
Net realized and unrealized gain (loss)                           0.54       1.43       1.17       1.18         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.59       1.51       1.24       1.23         2.90
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.34)     (0.04)     (0.01)          --
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.02)     (4.98)     (0.45)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.77   $  10.20   $  13.67   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.10%     14.00%      9.90%     10.60%       33.11%
NET ASSETS END OF PERIOD (000's)                              $ 15,902   $ 12,451   $  9,783   $  5,832     $  1,212
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.39%      1.39%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            0.50%      0.65%      0.55%      0.38%       (0.14)%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Global VP share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                 TCGG-6 Transamerica Capital Guardian Global VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and is willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianU.S. Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest

                                      TST
              TCGUSE-1 Transamerica Capital Guardian U.S. Equity VP

rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However,

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    18.38%  Quarter ended  6/30/2003
Lowest:    (19.01)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR    5 YEARS   LIFE OF FUND*
                        ------    -------   -------------
Initial Class           (0.15)%    11.86%        3.72%
Service Class           (0.39)%      N/A        10.70%
S&P 500 Composite
  Stock Price Index      5.49%     12.83%        2.31%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      TST
              TCGUSE-3 Transamerica Capital Guardian U.S. Equity VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion; 0.675% of assets over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S. core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TCGUSE-4 Transamerica Capital Guardian U.S. Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.24   $  11.32   $  11.02   $  10.07     $   7.39
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.09       0.07       0.06       0.06         0.04
Net realized and unrealized gain (loss)                          (0.06)      1.00       0.62       0.92         2.65
                                                              --------------------------------------------------------
Total operations                                                  0.03       1.07       0.68       0.98         2.69
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.08)     (0.07)     (0.06)     (0.03)       (0.01)
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.12)     (1.15)     (0.38)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.15   $  11.24   $  11.32   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.15)%    10.11%      6.31%      9.77%       36.50%
NET ASSETS END OF PERIOD (000's)                              $202,356   $249,151   $254,860   $266,915     $238,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.86%      0.89%      0.90%        0.91%
Net investment income (loss), to average net assets(e)            0.78%      0.66%      0.55%      0.57%        0.41%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.23   $  11.31   $  11.02   $  10.07     $   7.96
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.06       0.05       0.03       0.04         0.01
Net realized and unrealized gain (loss)                          (0.05)      0.99       0.63       0.92         2.10
                                                              --------------------------------------------------------
Total operations                                                  0.01       1.04       0.66       0.96         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.04)     (0.05)     (0.01)          --
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.10)     (1.12)     (0.37)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  11.23   $  11.31   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.39)%     9.87%      6.06%      9.49%       26.50%
NET ASSETS END OF PERIOD (000's)                              $ 11,855   $ 11,412   $  9,753   $  8,120     $  2,331
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.11%      1.14%      1.15%        1.16%
Net investment income (loss), to average net assets(e)            0.53%      0.40%      0.29%      0.38%        0.17%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian U.S. Equity VP share classes commenced operations as follows:

      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TCGUSE-5 Transamerica Capital Guardian U.S. Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

                                      TST
               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

                                      TST
               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

(MORNINGSTAR LOGO)       Transamerica International ModerateGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolios at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap Growth
 - Transamerica Short-Term Bond
 - Transamerica Van Kampen Emerging Markets Debt

TST UNDERLYING PORTFOLIOS:

 - Transamerica Capital Guardian Global VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP

                                      TST
              TIMG-1 Transamerica International Moderate Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TIMG-2 Transamerica International Moderate Growth VP companies and the investment company industry generally.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in devel- oped foreign markets. Specifically, the eco- nomic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. The portfolio's primary benchmark, the Morgan Stanley Capital International World ex-U.S. Index, a capitalization-weighted index of equities in the entire developed world other than the United States. The secondary benchmark, the Lehman Brothers Aggregate Bond Index, is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Both are widely recognized unmanaged indexes of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
              TIMG-3 Transamerica International Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:    3.73%  Quarter Ended   6/30/2007
      Lowest:    (1.33)% Quarter Ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     8.69%        7.80%
Service Class                     8.49%        7.55%
Morgan Stanley Capital
  International World ex-U.S.
  Index                          12.92%       13.87%
Lehman Brothers Aggregate Bond
  Index                           6.97%        7.32%

*   The portfolio commenced operations May 1, 2006.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.07%      0.07%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.97%      0.97%
                                    ------------------
TOTAL(D)                              1.14%      1.39%
Expense reduction(c)                  0.00%      0.00%
                                    ------------------
NET OPERATING EXPENSES(D)             1.14%      1.39%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
              TIMG-4 Transamerica International Moderate Growth VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $116     $394      $693      $1,543
Service Class                $142     $440      $761      $1,669
-----------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TIMG-5 Transamerica International Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TIMG-6 Transamerica International Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS                  SERVICE CLASS
                                                              ----------------------------   ----------------------------
                                                              DECEMBER 31,      MAY 1 TO     DECEMBER 31,      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)               2007        DEC 31, 2006       2007        DEC 31, 2006
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                             $ 10.43          $10.00        $  10.41        $ 10.00
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.56            0.85            0.57           0.84
Net realized and unrealized gain (loss)                            0.34           (0.42)           0.31          (0.43)
                                                              -----------------------------------------------------------
Total operations                                                   0.90            0.43            0.88           0.41
                                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.13)             --           (0.13)            --
From net realized gains                                           (0.08)             --           (0.08)            --
                                                              -----------------------------------------------------------
Total distributions                                               (0.21)             --           (0.21)            --
                                                              -----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                                $ 11.12          $10.43        $  11.08        $ 10.41
                                                              -----------------------------------------------------------
TOTAL RETURN(C),(D)                                                8.69%           4.30%           8.49%          4.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                                $24,495          $7,516        $225,620        $44,053
Expenses to average net assets(e),(f)
After reimbursement/fee waiver(g)                                  0.19%(J)        0.25%           0.44%(J)       0.50%
Before reimbursement/fee waiver(h)                                 0.19%(J)        0.39%           0.44%(J)       0.64%
Net investment income (loss), to average net assets(f),(i)         5.05%          12.92%           5.18%         12.63%
Portfolio turnover rate(d)                                            1%              1%              1%             1%
-------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica International Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2006
      Service Class-May 1, 2006

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(h) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(i) Recognition of net investment income by the portfolio affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(j) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

                                      TST
              TIMG-7 Transamerica International Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

                                      TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

                                      TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

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More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

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More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

Appendix A
More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

Appendix A
More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
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ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)